Exhibit 10.3.5
THIRD AMENDMENT
TO THE
TELEFLEX INCORPORATED 401(K) SAVINGS PLAN

Background Information

A.
Teleflex Incorporated (“Company”) maintains the Teleflex Incorporated 401(k) Savings Plan (“Plan”) for the benefit of its eligible employees and the eligible employees of its affiliated entities that have elected to participate in the Plan and their beneficiaries.

B.	Section 13.02 of the Plan authorizes the Teleflex Incorporated Benefits Policy Committee (“Committee”) to amend the Plan in accordance with its charter and bylaws.

C.
In accordance with its delegated authority, the Committee desires to amend the Plan to (i) add Vascular Solutions, Inc. (“VSI”) as a Participating Employer in the Plan, (ii) grant each person who was an active employee of VSI immediately prior to April 1, 2017, full credit for purposes of eligibility and vesting under the Plan for his most recent continuous period of service with VSI, and (iii) exclude any Employee who is a resident of and working in Puerto Rico.

Third Amendment to the Plan

The Plan is hereby amended as follows, effective as of April 1, 2017:

1.	Section 1.20, “Eligible Employee,” is hereby amended by adding a new subsection K to read as follows:

K.	An Employee who is a resident of Puerto Rico and working in Puerto Rico.”

2.	Section 2.01, “Eligibility and Participation,” is hereby amended by adding the following new subsection I.:

“I.
Each person who was an active employee of Vascular Solutions, Inc. (“VSI”) immediately prior to April 1, 2017 shall receive full credit for purposes of eligibility to participate in the Plan for his most recent continuous period of service with VSI.”

3.	Section 4.01, “Vesting,” is hereby amended by adding the following new subsection M.:

“M.
Vesting — Special Rule with Respect to Vascular Solutions, Inc. Each person who was an active employee of VSI immediately prior to April 1, 2017 shall receive full credit for purposes of vesting under the Plan for his most recent continuous period of service with VSI.”

4.	Appendix D, “Participating Employers” is hereby amended to indicate that the Appendix is updated as of April 1, 2017 and to add the following to the end of the list:

610550918.3

“Vascular Solutions, Inc. – effective April 1, 2017; however, solely for purpose of rollover contributions, the effective date is February 17, 2017.”

5.	All other provisions of the Plan shall remain in full force and effect.

TELEFLEX INCORPORATED

By:     /s/ Cameron P. Hicks
Cameron P. Hicks
Vice President, Global Human Resources

Date:         November 22, 2017

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